UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2011

Commission file number 001-32511

IHS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	13‑3769440 (I.R.S. Employer Identification Number)

15 Inverness Way East
Englewood, CO 80112
(Address of principal executive offices)
(303) 790‑0600
(Registrant's telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 5, 2011, IHS Inc (the “Company”) held its Annual Meeting of Shareholders in New York City, New York. At that meeting, the shareholders considered and acted upon six proposals pursuant to the Notice of Annual Meeting and as described in more detail in the Company’s definitive proxy statement dated March 23, 2011. Of 64,838,960 shares eligible to vote as of the Record Date, March 7, 2011, the holders of record of 61,487,763 shares were present at the meeting either in person or by proxy.

Proposal No. 1: Election of Directors. By the vote described below, the shareholders elected the following individuals as directors for three-year terms:

Director	For	Withhold
Jerre L. Stead	56,145,254	3,846,163
C. Michael Armstrong	50,473,015	9,518,402
Balakrishnan S. Iyer	55,926,918	4,064,499
Brian H. Hall	59,514,635	476,782

Proposal No. 2: Ratification of the Appointment of Independent Registered Public Accountants. By the vote described below, the shareholders ratified the appointment of Ernst & Young LLP as our independent registered public accountants:

	For	Against	Abstain
Proposal 2	58,539,456	2,946,393	1,544

Proposal No. 3: Approval of the Amendment and Restatement of the IHS Inc. 2004 Long-Term Incentive Plan. By the vote described below, the shareholders approved the material terms providing for performance-based compensation under the Plan for purposes of Section 162(m), the increase of the annual limit on covered employee compensation from $1.2 million to $2 million, and the extension of the expiration date of the Plan from November 30, 2014, to November 30, 2018:

	For	Against	Abstain
Proposal 3	47,814,838	10,734,842	1,441,736

Proposal No. 4: Approval for an Increase in the Number of Shares Available for Issuance under the Amended and Restated IHS Inc. 2004 Long-Term Incentive Plan. By the vote described below, the shareholders approved an increase to the number of shares issuable under the Plan by 3,500,000 shares:

	For	Against	Abstain
Proposal 4	43,802,566	14,747,096	1,442,754

Proposal No. 5: Advisory Vote on Executive Compensation. By the vote described below, the shareholders approved (on an advisory, nonbinding basis) the compensation of our named executive officers as disclosed in the proxy statement:

	For	Against	Abstain
Proposal 5	58,098,187	1,883,816	9,413

Proposal No. 6: Advisory Vote on the Frequency of Executive Compensation Advisory Vote. By the vote described below, the shareholders elected to advise the Company to seek an advisory vote on the compensation of named executive officers every year (annually):

	1 year	2 years	3 years	Abstain
Proposal 6	55,522,935	96,469	4,343,219	29,172

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IHS INC.

Date: May 6, 2011	By:	/s/ Stephen Green
Stephen Green
General Counsel and Secretary

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